UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 23, 2008
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     MetLife, Inc., a Delaware corporation (the “Company”), is reporting two separate and unrelated events today: (i) the entry into the 2008 Credit Agreement (as defined below), and (ii) the entry into the Replacement Capital Covenant (as defined below).
(i) 2008 Credit Agreement
     On December 23, 2008, the Company and MetLife Funding, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Funding” and, together with the Company, the “Borrowers”), entered into an Amended and Restated $2,850,000,000 Five-Year Credit Agreement, dated as of June 20, 2007 and amended and restated as of December 23, 2008 (the “2008 Credit Agreement”), among the Borrowers, a group of banks as lenders, Bank of America, N.A., as administrative agent and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, Citibank, N.A., Deutsche Bank AG New York Branch and JP Morgan Chase Bank, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC and Bank of America Securities LLC, as joint lead arrangers and book managers. The facility made available by the 2008 Credit Agreement will be used for general corporate purposes and to support the Borrowers’ commercial paper programs. All borrowings must be repaid by June 20, 2012, except that letters of credit outstanding on that date may remain outstanding until no later than June 20, 2013; provided, however, that within a notice period prior to June 20, 2009, the Borrowers may request a one- or two-year extension of the termination and maturity date of the 2008 Credit Agreement. The 2008 Credit Agreement maturity date shall occur no later than June 20, 2014, but letters of credit outstanding on that date may remain outstanding until no later than June 20, 2015.
     The 2008 Credit Agreement amends and restates the Five-Year $3,000,000,000 Credit Agreement, dated as of June 20, 2007, among the Borrowers, a group of banks as lenders, Bank of America, N.A., as administrative agent and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, Citibank, N.A., Deutsche Bank AG New York Branch and JP Morgan Chase Bank, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC and Bank of America Securities LLC, as joint lead arrangers and book managers. The amount available under the 2008 Credit Agreement reflects the withdrawal of Lehman Brothers Bank, FSB, as a lender. The interest rate provisions of the 2008 Credit Agreement contain calculations based on a rolling average of the pricing for the Company’s credit default swaps.
     Borrowings under the 2008 Credit Agreement are available upon customary terms and conditions for facilities of this type, including a requirement that the Company represent that no “default,” as defined in the 2008 Credit Agreement, has occurred and is continuing at the time of a new borrowing or extension of the maturity date under the 2008 Credit Agreement. The amount available under the 2008 Credit Agreement may be increased to a maximum amount of $4,000,000,000, provided that no “event of default,” as defined in the 2008 Credit Agreement, has occurred and is continuing. The Company is subject to a consolidated net worth requirement of $27.6 billion, excluding accumulated other comprehensive income. Amounts due under the 2008 Credit Agreement may be accelerated upon an event of default, such as a breach of a covenant, material inaccuracy of a representation or the occurrence of bankruptcy, if not otherwise waived or cured, among others.
     The lenders and the agents (and their respective subsidiaries or affiliates) under the 2008 Credit Agreement have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company, its subsidiaries or affiliates, for such services.
     The foregoing description of the 2008 Credit Agreement is not complete and is qualified in its entirety by reference to the 2008 Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
(ii) Replacement Capital Covenant
     On December 30, 2008, the Company entered into a replacement capital covenant (the “Replacement Capital Covenant”) whereby the Company agreed for the benefit of holders of one or more series of the Company’s unsecured long-term indebtedness designated from time to time by the Company in accordance with the terms of the Replacement Capital Covenant (“Covered Debt”), that the Company will not repay, redeem or purchase and will cause its subsidiaries not to repay, redeem or purchase, on or before the termination of the Replacement Capital Covenant on December 31, 2018 (or earlier termination by agreement of the holders of Covered Debt or when there is no longer any outstanding series of unsecured long-term indebtedness which qualifies for designation as “Covered Debt”), the Floating Rate Non-Cumulative Preferred Stock, Series A, of the Company or the 6.500% Non-Cumulative Preferred Stock, Series B, of the Company, unless such repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Replacement Capital Covenant.
     The foregoing description of the Replacement Capital Covenant is not complete and is qualified in its entirety by reference to the Replacement Capital Covenant, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 relating to the 2008 Credit Agreement, as well as Exhibit 10.1 identified therein, are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.
     The information set forth in Item 1.01 relating to the Replacement Capital Covenant, as well as Exhibit 4.1 identified therein, are incorporated herein by reference.

Item 8.01	Other Events.
     The Company has other credit facilities that it has entered into in the ordinary course of business. Certain of these credit facilities contain consolidated net worth requirements. The Company anticipates amending these credit facilities to conform such requirements to that of the 2008 Credit Agreement.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

4.1	Replacement Capital Covenant as of December 30, 2008.

10.1
Amended and Restated $2,850,000,000 Five-Year Credit Agreement, dated as of June 20, 2007 and amended and restated as of December 23, 2008, among MetLife, Inc. and MetLife Funding, Inc., as borrowers, and other parties signatory thereto.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date:  December 30, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

4.1	Replacement Capital Covenant as of December 30, 2008.

10.1
Amended and Restated $2,850,000,000 Five-Year Credit Agreement, dated as of June 20, 2007 and amended and restated as of December 23, 2008, among MetLife, Inc. and MetLife Funding, Inc., as borrowers, and other parties signatory thereto.